EXHIBIT 99.2

                              LETTER OF TRANSMITTAL

                       BOWATER CANADA FINANCE CORPORATION

                                Offer to Exchange

                              7.95% Notes due 2011,
    which have been registered under the Securities Act of 1933, as amended, for any and all outstanding 7.95% Notes due 2011 pursuant to the Prospectus, dated December , 2001.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
JANUARY   , 2002  UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE
WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

DELIVERY TO: THE BANK OF NEW YORK, EXCHANGE AGENT

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           By Mail:             By Overnight Courier or Hand:      By Facsimile:
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     The Bank of New York          The Bank of New York
  Corporate Trust Operations    Corporate Trust Operations        (212) 235-2261
     Reorganization Unit           Reorganization Unit
 15 Broad Street, 16th Floor          15 Broad Street                Confirm:
      New York, NY 10007                Lobby Level               (212) 235-2358
      Attn: Mr. Kin Lau            New York, NY 10007
                                    Attn: Mr. Kin Lau
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DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

        The undersigned acknowledges receipt of the Prospectus, dated December
  , 2001 (the "Prospectus"), of Bowater Canada Finance Corporation, a Nova Scotia unlimited liability company (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $600,000,000 of 7.95% Notes due 2011 of the Company (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended, for an equal principal amount of the outstanding 7.95% Notes due 2011 (the "Original Notes") of the Company. Both the Original Notes and the Exchange Notes are unconditionally guaranteed by Bowater Incorporated. The Bank of New York is the exchange agent for the Exchange Offer (the "Exchange Agent").

        For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. The Exchange Notes will accrue interest at the rate of 7.95% per annum from the date of issue, plus an amount equal to the accrued, but unpaid, interest on the Original Notes. Interest on the Exchange Notes is payable on May 15 and November 15 of each year commencing May 15, 2002.

        The Company reserves the right, in accordance with applicable law, at any time: (i) to delay the acceptance of the Original Notes; (ii) to terminate the Exchange Offer if the Company determines that any of the conditions to the Exchange Offer have not occurred or have not been satisfied; (iii) to extend the Expiration Date of the Exchange Offer and keep all Original Notes tendered other than those Original Notes properly withdrawn; and (iv) to waive any condition or amend the terms of the Exchange Offer. If the Company materially changes the Exchange Offer, or if the Company waives a material condition of the Exchange Offer, the Company will promptly distribute a prospectus supplement to the holders of the Original Notes disclosing the change or waiver. The Company also will extend the Exchange Offer as required by Rule 14e-1 under the Securities Exchange Act of 1934, as amended. If the Company exercises any of the rights listed above, it will promptly give oral or written notice of the action to the Exchange Agent and will issue a release to an appropriate news agency. In the case of an extension, an announcement will be made no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

        This Letter is to be completed by a holder of Original Notes either if Original Notes are to be forwarded herewith or if a tender of Original Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the "Exchange Offer" section of the Prospectus. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry transfer of their Original Notes into the Exchange Agent's account at DTC and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in the "Exchange Offer--Procedures for Tendering Original Notes--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent. Holders who tender their Original Notes using the DTC ATOP procedures described on page 3 need not submit this Letter.

        The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        List below the Original Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto.

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   DESCRIPTION OF ORIGINAL
          NOTES                      1                 2               3
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Name(s) and Address(es) of
Registered Holder(s)            Certificate        Amount of        Amount
(Please fill in, if blank)      Number(s)*         Original Note(s) Tendered**
--------------------------------------------------------------------------------
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*  Need not be completed if Original Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the Original
   Notes indicated in column 2. See Instruction

   2. Original Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

[_]CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution ______________________________________________

Account Number      Transaction Code Number ______________________________

        By crediting Original Notes to the Exchange Agent's Account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of this Letter, the participant in ATOP confirms, on behalf of itself and the beneficial owners of such Original Notes, all provisions of this Letter applicable to it and such beneficial owner as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[_]CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) _____________________________________________

Window Ticket Number (if any) _____________________________________________

Date of Execution of Notice of Guaranteed Delivery __________________________

Name of Institution Which Guaranteed Delivery _____________________________

IF DELIVERED BY DTC, COMPLETE THE FOLLOWING:

Account Number      Transaction Code Number ________________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________

Address: ________________________________________________________________

        If the undersigned is not a broker-dealer, the undersigned represents that it acquired the Exchange Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes and it has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes.

         If the undersigned is a broker-dealer, the undersigned further (x) represents that it acquired Original Notes for the undersigned's own account as a result of market-making activities or other trading activities, (y) represents that it has not entered into any arrangement or understanding with Bowater or Bowater Canada Finance Corporation or an "affiliate" of Bowater or Bowater Canada Finance Corporation (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer, and (z) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of Exchange Notes received in exchange for Original Notes in the Exchange Offer. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and Prospectus delivery, to be admitting that it is an "underwriter" within the meaning of the Securities Act.





               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to the tendered Original Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (2) present and deliver such Original Notes for transfer on the books of the Company, and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer.

        The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby, (2) the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and
(3) the Original Notes tendered for exchange are not subject to any adverse claims or proxies when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Original Notes nor any such other person is engaged in, or intends to engage in, a distribution of such Exchange Notes within the meaning of the Securities Act, or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such Original Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company or Bowater Incorporated.

        The undersigned also acknowledges that this Exchange Offer is being made based on the Company's understanding of an interpretation by the staff of the United States Securities and Exchange Commission (the "SEC") as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement with any person to participate in the distribution of such Exchange Notes. If a holder of Original Notes is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (1) may not rely on the applicable interpretations of the staff of the SEC, (2) will not be entitled to tender its Original Notes in the Exchange Offer and (3) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the "Exchange Offer-Withdrawal Rights" section of the Prospectus.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Notes."

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

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     SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
--------------------------------------------------------------------------------
      (See Instructions 3 and 4)                 (See Instructions 3 and 4)
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To be completed ONLY if certificates       To be completed ONLY if certificates
for Original Notes not exchanged and/or    for Original Notes not exchanged
Exchange Notes are to be issued in the     and/or Exchange Notes are to be sent
name of and sent to someone other than     to someone other than the person(s)
the person(s) whose signature(s)           whose signature(s) appear(s) on this
appear(s) on this Letter below, or if      Letter below or to such person(s) at
Original Notes delivered by book-entry     an address other than shown in the
transfer which are not accepted for        box entitled "Description of Original
exchange are to be                         Notes" on this Letter above.
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                                       6

--------------------------------------------------------------------------------
returned by credit to an account
maintained at DTC other than the
account indicated above.
--------------------------------------------------------------------------------

Issue Exchange Notes and/or Original       Deliver Exchange Notes and/or
Notes to:                                  Original Notes to:
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Name(s): __________________________        Name(s): __________________________
           (Please Type or Print)                    (Please Type or Print)
--------------------------------------------------------------------------------

Address: __________________________        Address: __________________________
___________________________________        ___________________________________
___________________________________        ___________________________________
(Including ZIP Code)                           (Including ZIP Code)

--------------------------------------------------------------------------------

___________________________________
  (Tax Identification or Social
   Security Number) (See Substitute
   Form W-9)
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[_] Credit unexchanged Original
    Notes delivered by book-entry
    transfer to the DTC account set
    forth below.

___________________________________
(DTC Account Number, if applicable)

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IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU
HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                     PLEASE READ THIS LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

                                PLEASE SIGN HERE

                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (Complete accompanying Substitute Form W-9)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Signature(s) of Owner)

Dated:                     , 20__

Name(s): _______________________________________________________________________
                             (Please Type or Print)

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________
                            (Including ZIP Code)

Daytime Area Code and Telephone No.: ___________________________________________

Taxpayer Identification or Social Security No.: ________________________________
                                                   (See Substitute Form W-9)

(If a holder is tendering any Original Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.)

                               SIGNATURE GUARANTEE
                         (if required by Instruction 3)

                     FINANCIAL INSTITUTIONS: PLACE MEDALLION
                            GUARANTEE IN SPACE BELOW

Authorized Signature: ________________________________________________

Name:_________________________________________________________________

Name of Firm: ________________________________________________________

Address: _____________________________________________________________

Area Code and Telephone Number: ______________________________________

Dated: _______________________________________________________________

                                  INSTRUCTIONS

                       BOWATER CANADA FINANCE CORPORATION

        Forming part of the terms and conditions of the offer to exchange 7.95% Notes due 2011, which have been registered under the Securities Act of 1933, as amended, for any and all outstanding 7.95% Notes due 2011.

1.  DELIVERY OF THIS LETTER AND ORIGINAL NOTES; GUARANTEED DELIVERY PROCEDURES.

        This Letter is to be completed by holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the "Exchange Offer--Procedures for Tendering Original Notes--Valid Tender" section of the Prospectus and an Agent's Message is not delivered. Certificates for all physically tendered Original Notes, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that it has received and agrees to be bound by the Letter and that the Company may enforce the Letter against the tendering participant. Holders who tender their Original Notes using the DTC ATOP procedures need not submit this Letter.

        Holders of Original Notes whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the "Exchange Offer--Procedures for Tendering Original Notes--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, holders may tender their Original Notes if (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) a properly completed and signed Notice of Guaranteed Delivery in the form provided with this Letter is delivered to the Exchange Agent on or before the Expiration Date (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby; and (iii) the certificates or a confirmation of book-entry transfer and a properly completed and signed Letter is delivered to the Exchange Agent within three New York Stock Exchange trading days after execution of the Notice of Guaranteed Delivery. The Notice of Guaranteed Delivery may be delivered by hand, facsimile or mail to the Exchange Agent, and a guarantee by an Eligible Guarantor Institution must be included in the form described in the notice.


        Delivery of this Letter, the Original Notes and all other required documents by whatever method you choose is at your sole risk. Delivery is complete when the Exchange Agent actually receives the items to be delivered. Delivery of documents to DTC in accordance with DTC's procedures does not constitute delivery to the Exchange Agent. If delivery is by mail, then registered mail, return receipt requested, properly insured, or an overnight delivery service is recommended. In all cases, please allow sufficient time to ensure timely delivery. If Original Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

        See the "Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (not applicable to holders of Original Notes who tender by book-entry transfer).

        If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled "Description of Original Notes--Amount Tendered." A reissued certificate representing the balance of nontendered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

        If this Letter is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

        If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

        When this Letter is signed by the registered holder of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Guarantor Institution.

        If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Guarantor Institution.

        If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

        ENDORSEMENTS ON CERTIFICATES FOR ORIGINAL NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF THE SECURITY TRANSFER AGENT MEDALLION SIGNATURE PROGRAM OR BY ANY OTHER "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

        SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, PROVIDED THE ORIGINAL NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF ORIGINAL NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE DTC SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH ORIGINAL NOTES) TENDERED WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE GUARANTOR INSTITUTION.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

        Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Original Notes tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at DTC as such holder of Original Notes may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.  TAX IDENTIFICATION NUMBER.

        Federal income tax law generally requires that a tendering holder whose Original Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of Exchange Notes to such tendering holder may be subject to backup withholding on all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

        Exempt holders of Original Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

        To prevent backup withholding, each tendering holder of Original Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or other similar statement, signed under penalties of perjury, certifying as to that individual's exempt status. You can obtain the appropriate form from the Exchange Agent. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.  TRANSFER TAXES.

        The Company will pay any transfer taxes for the exchange of the Original Notes in the Exchange Offer. If, however, Exchange Notes are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than for the exchange of Original Notes in the Exchange Offer, then the tendering holder will pay the transfer taxes. If a tendering holder does not submit satisfactory evidence of payment of taxes or exemption from taxes with the Letter, the taxes will be billed to the tendering holder.

        EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL NOTES SPECIFIED IN THIS LETTER.

7.  WAIVER OF CONDITIONS.

        The Company reserves the right to waive any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

        Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person is under any obligation to give notice of any irregularities in tender nor will they be liable for failing to give such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES.

        Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                               (See Instruction 5)

                         TAXPAYER IDENTIFICATION NUMBER
                               Substitute Form W-9
--------------------------------------------------------------------------------

Name:_________________________________________________________________
      (First, middle, last) (If joint names, list both and circle the name of the person or entity whose number you enter in Part I below)

Address:______________________________________________________________
______________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Part 1 -- Please provide your Taxpayer   Part 2 -- If you are exempt from backup
Identification Number ("TIN") in the     withholding, check here.
space  provided below and certify by
 signing and dating below.
--------------------------------------------------------------------------------
                                         [__] - Exempt from backup withholding
____________________________________
(Social Security or Employer
Identification Number)
------------------------------------ -------------------------------------------


Part 3 -- Certification -- Under penalties of perjury, I certify that:

1. The information provided above on this Substitute Form W-9 is true, complete and correct; and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has informed me that I am no longer subject to backup withholding.

 Signature: __________________________________ Date: _______________________

Certification Instructions -- You must cross out item 2 of Part 3 if you have been notified by the IRS that you are currently subject to backup withholding because of undererporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item 2 of Part 3.

NOTE: Failure to complete and return this Substitute Form W-9 may result in backup withholding of any payments made to you. Please review the enclosed Guidelines for

       Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

 NOTE: You must complete the following certificate if you are awaiting a Taxpayer Identification Number.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, all reportable payments made to me thereafter may be subject to withholding until I provide a number.


 -------------------------------------         ---------------------
             Signature                                  Date

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                   WHAT NAME AND NUMBER TO GIVE THE REQUESTER
---------------------------------------------------------------------------------------------------------------
                                 GIVE THE NAME AND                                       GIVE THE NAME AND
                                 SOCIAL SECURITY                                         EMPLOYER
                                 NUMBER OF--                                             IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                                 FOR THIS TYPE OF ACCOUNT:      NUMBER OF--
-------------------------------------------------------   -----------------------------------------------------
1.  Individual                   The individual           6.  Sole proprietorship        The owner3
2.  Two or more individuals      The actual owner of      7.  A valid trust, estate, or  Legal entity4
    (joint account)              the account or, if           pension trust
                                 combined funds, the
                                 first individual on
                                 the account1
3.  Custodian account of a       The minor2               8.  Corporate                  The corporation
    minor (Uniform Gift to
    Minors Act)
4.  a.  The usual revocable      The grantor-trustee1     9.  Association, club,         The organization
        savings trust (grantor                                religious, charitable,
        is also trustee)         The actual owner1            educational, or other
    b.  So-called trust account                               tax-exempt organization
        that is not a legal or
        valid trust under state
        law
5.  Sole proprietorship          The owner3               10. Partnership                The partnership
                                                          11. A broker or registered     The broker or nominee
                                                              nominee
                                                          12. Account with the           The public entity
                                                              Department of Agriculture
                                                              in the name of a public
                                                              entity (such as a state
                                                              or local government,
                                                              school district, or
                                                              prison) that receives
                                                              agricultural program
                                                              payments
-------------------------------------------------------   -----------------------------------------------------

1  List first and circle the name of the person whose number you furnish.
2  Circle the minor's name and furnish the minor's social security number.
3 Show the individual's name. See Item 5 or 6. You may also enter your business name.
4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

                                  INSTRUCTIONS
             (Section references are to the Internal Revenue Code.)

PURPOSE OF FORM.--A person who is required to file an information return with the Internal Revenue Service (the IRS) must obtain your correct taxpayer identification number (TIN) to report income paid to you, real-estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement arrangement (IRA). Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN), and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

WHAT IS BACKUP WITHHOLDING?--Persons making certain payments to you are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.
     If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:
     (1)  You do not furnish your TIN to the requester, or
     (2) The IRS notifies the requester that you furnished an incorrect TIN, or
     (3) You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or
     (4) You fail to certify to the requester that you are not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or
     (5) You fail to certify your TIN. This applies only to reportable interest, dividend, broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.
Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies. Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, and Exempt Payees and Payments under Specific Instructions, below, if you are an exempt payee.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING.--The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except Item
(9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in Items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in Items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.
     (1)  A corporation.
     (2) An organization exempt from tax under section 501(a), or an Individual Retirement Plan (IRA), or a custodial account under section 403(b)(7).
     (3)  The United States or any of its agencies or instrumentalities.
     (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
     (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.
     (6) An international organization or any of its agencies or instrumentalities.
     (7)  A foreign central bank of issue.
     (8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
     (9) A futures commission merchant registered with the Commodity
Futures Trading Commission.
     (10)  A real estate investment trust.
     (11) An entity registered at all times during the tax year under the investment Company Act of 1940.
     (12)  A common trust fund operated by a bank under section 584(a).
     (13)  A financial institution.
     (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporation Secretaries, Inc., Nominee List.
     (15)  A trust exempt from tax under section 664 or described in section
4947.

     Payments of dividends and patronage dividends generally not subject to backup withholding include the following:
o      Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in trade or business in the U.S. and that have at least one nonresident partner.
o      Payments of patronage dividends not paid in money.
o      Payments made by certain foreign organizations.
o      Section 404(k) payments made by an ESOP.

     Payments of interest generally not subject to backup withholding include the following:
o      Payments of interest on obligations issued by individuals.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).
o      Payments described in section 6049(b)(5) to nonresident aliens.
o      Payments on tax-free covenant bonds under section 1451.
o      Payments made by certain foreign organizations.
o      Mortgage interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

PENALTIES

FAILURE TO FURNISH TIN.--If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

SPECIFIC INSTRUCTIONS

TAXPAYER IDENTIFICATION NUMBER (TIN).--You must enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box.

HOW TO GET A TIN.--If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5 from your local Social Security Administration office. Get FORM W-7 to apply for an ITIN or FORM SS-4 to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

     If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester. Other payments are subject to backup withholding.

NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

     As soon as you receive your TIN, complete another Form W-9, include your TIN. Sign and date this form, and give it to the requester.

NAME.--If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change please enter your first name, the last name shown on your social security card and your new last name.

     If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your EIN on Form SS-4.

SIGNING THE CERTIFICATION.--

(1) INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983.--You are required to furnish your correct TIN, but you are not required to sign the certification.
(2) INTEREST, DIVIDEND, BROKER AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983.--You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out part (2) in the certification before signing the form.
(3) REAL ESTATE TRANSACTIONS.--You must sign the certification. You may cross out part (2) of the certification.
(4) OTHER PAYMENTS.--You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.
(5) MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, OR IRA CONTRIBUTIONS.--You are required to furnish your current TIN, but you are not required to sign the certification.
(6) EXEMPT PAYEES AND PAYMENTS.--If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part 1, write "EXEMPT" in the block in Part 2, sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a completed FORM W-8, Certificate of Foreign Status.

SIGNATURE.--For a joint account, only the person whose TIN is shown in Part 1 should sign this form.

PRIVACY ACT NOTICE.--Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt or contributions you made to an individual retirement arrangement (IRA). The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.